                                                                   EXHIBIT 10.18


CONFIDENTIAL TREATMENT REQUESTED
UNDER C.F.R. SECTIONS
200.80(b)(4), 200.83 and 230.406

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION




[AMERICAN AXLE & MANUFACTURING LOGO]                   PURCHASE ORDER
                                                       --------------
                                     PURCHASE ORDER NUMBER    REVISION    PAGE
                                             141012              26      1 OF 10
                                     ---------------------    --------   -------

                                     THIS PURCHASE ORDER NUMBER MUST APPEAR
                                     ON ALL INVOICES, PACKING LISTS, CARTONS
                                     AND CORRESPONDENCE RELATED TO THIS
                                     ORDER.
                                     -------------------------------------------
SUPPLIER:                            SHIP TO: AMERICAN AXLE & MFG INC
                                              TFD-TONAWANDA FORGE DIRECT
                                              2390 KENMORE AVENUE
                                              TONAWANDA, NY  14150
                                              UNITED STATES
                                     -------------------------------------------
 REPUBLIC ENGINEERED PRODUCTS LLC    BILL TO: AMERICAN AXLE & MFG INC
 REPUBLIC TECHNOLOGIES INTERNATIONAL          ACCOUNTS PAYABLE DEPARTMENT
 3770 EMBASSY PARKWAY                         P.O. BOX 12159
 AKRON, OH  44333-8367                        DETROIT, MI  48212
 UNITED STATES                                UNITED STATES
                                     -------------------------------------------

CUSTOMER ACCT NO.      VENDOR NO.            DATE OF ORDER/BUYER                            REVISED DATE/BUYER
01998701-04            605699503             26-OCT-01 PAWLIK, G                            13-OCT-04 PAWLIK, G
--------------------   ---------             -------------------------------------------    -----------------------------------
                                             PHONE (313) 758-4169                           PHONE (313) 758-4169
                                             -------------------------------------------
                                             FAX (313) 758-3698                             FAX (313) 758-3698
                                             -------------------------------------------
PAYMENT TERMS                                SHIP VIA                                       F.O.B.
2ND DAY OF 2ND MONTH                                                                            ORIGIN
--------------------                         -------------------------------------------

FREIGHT TERMS                                REQUESTOR/DELIVERY                             CONFIRM TO/TELEPHONE
 COLLECT                                                                                                         (330)837-6000
--------------------                         -------------------------------------------    ------------------------------------

                       PART NUMBER/
ITEM                   DESCRIPTION           DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      FOB Point - Newton Falls, Ohio

      ****PLEASE REFERENCE THE FOLLOWING ON YOUR PACKING SLIP:

            --PURCHASE ORDER NUMBER

            --ITEM IDENTIFICATION NUMBER

            --SAME UNIT OF MEASURE AS PURCHASE ORDER

            PLEASE DIRECT ANY AAM PAYMENT QUESTIONS TO
            800-862-AXLE / FAX: 313-873-5472

      SUPPLIERS ARE REQUIRED TO COMPLY WITH ALL AAM QUALITY SYSTEM STANDARDS AND REQUIREMENTS

      *************************************************************************
      *******************************************************************

                  Seller will ensure that the goods, services and all related information covered by this order, including but not limited to design and manufacturing information, which it receives from Buyer ("Confidential Information") will be kept in strict confidence. Seller will exercise all reasonable precautions to prevent unauthorized disclosure of received Confidential Information to any third party. Seller will not use the Confidential Information for any purpose other than for executing its obligations under this purchase order. This provision will survive cancellation, termination, or expiration of this purchase order.
                  The Seller agrees to sell and the Buyer agrees to purchase, at the price(s) and subject to the terms and conditions shown hereon, and by reference as though typed hereon, the Terms and Conditions of the AAM quotation supplement attached to the AAM Request for Quotation, approximately [****]% of Buyers requirements (unless otherwise noted) for the items listed hereon for the time period shown on this order.
                  "Suppliers are required to comply with all AAM Quality System

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which              TOTAL    Continued
Supplier agrees to be

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       2 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      requirements."
            Containers and dunnage owned by Buyer may be provided on consignment to Seller for exclusive use in shipping parts shown hereon to Buyer. Empty containers will be returned to Seller on consignment, [****]. Seller's use of said containers must be detailed on all shipping and financial documents.

      Effective with shipments [****] for [****], the following [****] that apply on all items regardless of melt source.

            - No. 1 Dealer Bundles $[****] +/- $[****] ([****])

            - Nickel $[****]/pound + / - 0$[****] ([****])

            - Moly $[****]/pound + / - 0$[****] ([****])

      [****]

      Revision 0: Placed part numbers 40014256-CUT and 40014827-CUT on contract effective [****].

      Revision 1: Placed part number 40018712-CUT on contract effective [****]. Price changes effective [****] for 40014256-CUT and 40014827-CUT.

      Revision 2: Price changes effective [****] to capture [****] and [****].

      Revision 3: Corrected line information - MSQ.

      Revision 4: Price change for 40014256-CUT effective [****].

      Revision 5: Price changes effective [****] due to [****].

      Revision 6: Placed 40022597-CUT on contract effective [****].

      Revision 7: Price changes effective [****] due to [****].

      Revision 8: Price changes effective [****] for [****].

      Revision 9: Price changes effective [****] for [****]. P.O. extended to [****].

      Revision 10: Price change effective [****], P/N 40018712-CUT. See details under P/N.

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL   Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       3 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Revision 11: Price changes for [****]. See detail under PN

      Revision 12: Price change [****] effective [****]. See Price Change detail on line attachments.

      Rev 13: Revision captures [****] effective [****]. See line for detail.

      Rev. 14: Part 40025318-cut added to contract [****]. Base price for this cut piece is $[****] per piece.

      Rev 15: Revision captures [****] effective [****].

      Rev 16: Extended purchase order expiration date from [****] to [****].

      Rev 17: Revision capture [****] effective [****].

      Rev 18: Change Duns number from 131722621 to 605699503 to be consistent across all of Republic's purchase orders effective [****].

      Rev. 19: Effective [****], Republic will go to a [****] schedule per selected part numbers. This is per Republic's request. This applies to all Republic engineered products purchase orders currently in place with American Axle and Manufacturing. All non-General Motors Steels would go to a [****] format effective [****].

      Rev 20: Price changed because [****] effective [****].

      Rev 21: Price change effective [****] due to [****].

      Rev 22: Price change effective [****] due to [****]

      Rev 23: Part added to contract P/N # 40028297-CUT. Part added to contract P/N # 40028298-CUT

      Rev 24: Manganese [****] of $[****] ton effective with shipments [****].

      Rev 25: Price changes per pound effective [****] due to [****].

      Rev 26: Price change per pound effective [****] due to [****].

         EFFECTIVE WITH SHIPMENTS DATED [****]

                  Scrap, nickel, and molybdenum surcharges will be changed to a [****] format from the previous [****] format.

                  [****]

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       4 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      [****]

            PURCHASE AGREEMENT

      Effective From: [****] To: [****] Amount Agreed:

1     40014256-CUT                              [****]  PCS

      DIFF SIDE GEAR BILLET

      Revision 0: Placed part number 40014256-CUT on contract effective [****] per [****] for the CD4E, AX4N and AX4S Diff Gears. The minimum lot size is [****] lbs.

      Revision 1: Changed price from $[****] to $[****] effective [****].

      Revision 2: Changed price from $[****] to $[****] effective [****]. This change is to [****].

      Revision 3: Changed price from $[****] to $[****] effective [****]. The new base price of $[****] is effective [****]. The billet weight increased from [****] to [****] grams. The Cost Request is not complete, but the is an engineering change.

      Revision 5: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 7: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev 11: [****] Base price is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

      Rev 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev 17: Price change from $[****] to $[****] effective [****] for [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       5 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective [****] $[****] Price Change effective [****] $[****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 24: [****] price was $[****], now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40014827-CUT                            PCS      [****]

      DIFF SIDE GEAR BILLET

2 Revision 0: Placed part number 40014827-CUT on contract effective [****] per [****] for the CD4E, AX4N and AX4S Diff Gears. The minimum lot size is [****] lbs.

      Revision 1: Changed price from $[****] to $[****] effective [****] per [****].

      Revision 2: Changed price from $[****] to $[****] effective [****]. This change is to capture the new [****] base price of $[****] and [****].

      Revision 5: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 7: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       6 OF 10
[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Rev 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective [****] $[****] Price Change effective [****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 24: [****] price was $[****] now is $[****]. [****] is $[****], now is
      $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40018712-CUT                               PCS    [****]
      DIFF PINION BILLET

      Rev. 1: Placed part on contract effective [****] per [****] for the CD4E, AX4N and AX4S MY2002 Programs. The minimum lot size is [****].

      Rev. 2: Changed price from $[****] to $[****] effective [****]. This change is to capture the new [****] base price of $[****] and [****].
3
      Rev. 5: Price change effective [****] from $[****] to $[****] due to [****].

      Rev. 7: Price change effective [****] from $[****] to $[****] due to [****]

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                    TOTAL         Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       7 OF 10
[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      [****]

      Rev. 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 10: Price change from $[****] to $[****] effective [****]. Billet weight change from [****] to [****] grams. New Base Price of $[****] per piece. [****] is $[****] per piece.

      Rev. 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

      Rev. 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev. 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev. 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] [****] Price Change effective [****] $[****] Price Change effective [****] $[****].

      Rev. 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev. 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev. 24: [****] price was $[****] now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev. 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev. 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40022597-CUT                                            PCS    [****]

4

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       8 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      DIFF PINION BILLET

      Revision 6: Placed part on contract effective [****] per [****].

      Rev 7: No price change effective [****] for [****].

      Rev 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

      Rev 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective $[****] Price Change effective [****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev 24: [****] price was $[****] now is $[****]. [****] is $[****], now is
      $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                    TOTAL         Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       9 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

5     40025318-CUT                              PCS     [****]
      DIFF SIDE GEAR BILLET

      Rev. 14: Part added to contract Per [****]. Base price for this cut piece is $[****] per piece.

      Rev. 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev. 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] [****] Price Change effective [****] $[****] Price Change effective [****].

      Rev. 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev. 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev. 24: [****] price was $[****] now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev. 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev. 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40028297-CUT                              PCS     [****]

6     Diff Side Gear Billet

      Rev 23: Added part to contract P/N 40028297-CUT , [****] Base price is $[****] per piece. [****] price is $[****] per piece.

      Rev 24: [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40028298-CUT                              PCS     [****]

7
      DIFF PINION BILLET

      Rev 23: Part added to contract P/N # 40028298-CUT. [****] Base price is $[****] per piece. [****] price is $[****] per

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26      10 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      pieces

      Rev 24: [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued